Exhibit 99.1

SoundHound AI Completes Acquisition of LivePerson, Creating a World-Leading Omnichannel Conversational AI Powerhouse

Combined company appoints John Collins as Chief Financial Officer

SANTA CLARA, Calif. — September 04, 2026 — SoundHound AI, Inc. (Nasdaq: SOUN), a global leader in voice and agentic AI, today announced the successful completion of its acquisition of LivePerson, Inc., and the appointment of John Collins as the combined company’s Chief Financial Officer.

With the transaction officially closed, SoundHound AI immediately expands its market footprint, with a customer base that includes 25 of the Fortune 100, and a strengthened IP portfolio of over 750 patents. The combination brings together LivePerson’s extensive enterprise digital messaging infrastructure with SoundHound’s proprietary voice agentic AI. LivePerson’s platform will be integrated into OASYS, SoundHound’s self-learning Orchestrated Agent System, which is the result of decades of innovation from SoundHound and its recent acquisitions. The unified platform will deliver a world-leading fully integrated, end-to-end customer engagement solution that operates natively across voice, web, mobile, SMS, and social channels.

“This merger represents a defining moment for the new agentic AI era. Together, we are delivering the most complete AI platform to the most comprehensive enterprise customer base in the industry,” said Keyvan Mohajer, CEO and Co-Founder of SoundHound AI. “Now global brands have a single, unified engine to power intelligent customer interactions — scaling SoundHound’s reach to serve every enterprise, on every channel, at an unprecedented level.”

Highlights of the closed transaction include a strong and fully debt-free combined balance sheet, establishing a resilient financial foundation for accelerated commercial growth and continuous product innovation. With expanded global scale, an enriched customer base spanning key enterprise verticals, and enhanced cross-selling capabilities, the unified company is strategically positioned to target more than $500M in future revenue from the existing customer base alone. The acquisition accelerates the combined company’s ability to address the rapid rise of agentic AI, with Gartner® forecasting that enterprise spend on the software will reach $985 billion by 2030.

New Chief Financial Officer Appointed

Following an extensive executive search, SoundHound AI has selected John Collins to join the company as its Chief Financial Officer. As CFO, Collins will focus on accelerating SoundHound AI’s path to sustainable profitability, while maintaining its strong growth trajectory and disciplined approach to capital allocation.

Collins brings over 15 years of leadership experience at the intersection of enterprise software, data science, capital markets, corporate finance, and artificial intelligence. With a rare blend of operator expertise, financial stewardship, and entrepreneurial vision, he has previously been a founder, as well as Chief Financial Officer, Chief Operating Officer, and Interim Chief Executive Officer at LivePerson.

Throughout his career, Collins has consistently met the strategic and financial needs of the business, from supporting R&D innovation and high growth, to driving cost-optimization initiatives that yielded free cash flow and improved operational efficiency. Notably, Collins led a transformation from more than $100M of annual cash burn to positive free cash flow in a single year while supporting double-digit growth, executed cost-reduction programs in excess of $200M, and led multi-year debt restructurings that captured $227M of debt discount, improving liquidity and shifting enterprise value from debt holders to equity holders. This proven background in managing complex enterprise infrastructure equips Collins to drive the financial integration of SoundHound AI and LivePerson post-close, helping to create a world leader in AI for customer service.

The holder of both a JD and an MBA, Collins will oversee the combined company’s financial strategy with a focus on accelerating margin expansion, enforcing tight cost discipline, and driving seamless operational synergies to capitalize on SoundHound AI’s expanded footprint and the rapidly growing agentic AI market.

“Joining SoundHound AI at this pivotal juncture is an extraordinary opportunity to help steer the company’s next phase of global growth at a time of rapid agentic AI adoption by large enterprises,” said John Collins, incoming CFO of SoundHound AI. “Backed by a strong, debt-free balance sheet and market momentum, my focus will be on driving seamless operational integration, enforcing cost discipline, and accelerating our path to sustainable, high-margin profitability.”

Day One Combination Value

With the closing following regulatory and shareholder approvals, integration is actively underway to deliver immediate value to customers and shareholders:

●	Unified Omnichannel Solutions: Enterprise customers can now deploy a single conversational AI platform capable of driving voice interactions, digital chat, and social messaging natively.

●	Enhanced AI Capabilities for LivePerson Customers: SoundHound’s fully agentic platform, OASYS, and AI models will deliver improvements in performance, user experience, containment, and overall customer health across LivePerson’s enterprise customer base spanning digital and voice channels.

●	Smarter, Faster AI Across Every Channel: By combining SoundHound’s deep voice capabilities with LivePerson’s proven digital engagement, enterprise deployments benefit from an even richer foundation of customer interaction insights. This means higher containment rates, faster resolution times, and smoother experiences.

●	Strengthened Financial Footprint: As part of the close, SoundHound has retired LivePerson’s outstanding debt, establishing a strong, debt-free balance sheet positioned to drive efficient growth.

“Our shared focus is clear: accelerate innovation and deliver immediate impact for our customers,” said John Sabino, CEO of LivePerson. “Together, we offer an unparalleled value proposition for enterprises seeking to modernize their contact centers and digital touchpoints with a trusted, enterprise-grade AI partner.”

With the transaction closed, LivePerson common stock will cease trading on the Nasdaq stock market. Functional integration is already underway, with combined product offerings and expanded capabilities set to roll out to global clients in the coming quarters.

About SoundHound AI

SoundHound AI (Nasdaq:SOUN) is a voice and agentic AI company that enables businesses to deliver natural, end-to-end conversational experiences across digital and physical channels, including phones, kiosks, chat, smart devices, drive-thrus, TVs, in-vehicle, and more. Its agentic platform, OASYS, is a self-learning, orchestrated AI system where organizations can build and deploy conversational AI agents to handle transactions, tasks, and workflows on behalf of customers and employees. Built on proprietary technology backed by 750+ patents and years of AI research, SoundHound serves leading brands across industries including automotive, financial services, healthcare, retail, telecommunications, and more. It powers millions of products and processes billions of interactions annually for enterprise customers worldwide. Learn more at: www.soundhound.com

Forward Looking Statements

This press release contains “forward looking statements” within the meaning of the U.S. federal securities laws about the expectations, beliefs, plans, intentions, prospects, financial results and strategies relating to SoundHound AI’s acquisition of LivePerson. Such forward looking statements include, among others, statements regarding future product capabilities and offerings, expected benefits to SoundHound AI and LivePerson and their customers arising from and in relation to the acquisition, SoundHound AI’s plans for future operations and anticipated product offerings, the parties’ expectations for value creation and strategic advantages, market and growth opportunities, SoundHound AI’s anticipated revenue growth and profitability, future financial condition and performance and expected financial impacts of the acquisition, and the parties’ expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts.

These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. Factors that may cause actual results to differ materially from those in any forward looking statements include, without limitation, the effect of the acquisition on SoundHound AI’s or LivePerson’s business, operating results, and relationships with customers, suppliers, competitors and others; risks that the acquisition may disrupt SoundHound AI’s or LivePerson’s current plans and business operations; failure to realize the anticipated benefits of the acquisition; challenges or delays in assimilating or integrating LivePerson’s technology into SoundHound AI’s platform; challenges retaining employees of LivePerson; unanticipated obligations or liabilities related to LivePerson’s legacy business; potential adverse tax consequences and the potential effects on the accounting of the acquisition; changes in applicable laws or regulations and extensive and evolving government regulations that impact SoundHound AI’s or LivePerson’s operations and business; investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings, including with respect to AI technology; risks that SoundHound AI may not be able to manage strains associated with its growth; dependence on key personnel; stock price volatility; SoundHound AI’s and LivePerson’s ability to protect their intellectual property and related litigation risks; the risk that LivePerson’s usage patterns, customer renewals, customer outcomes and similar metrics differ from expectations; the risk of cybersecurity incidents or breaches impacting LivePerson’s business; risks related to the use and regulation of artificial intelligence and machine learning; changes in business, market, financial, political and regulatory conditions; and disruption to SoundHound AI’s business and diversion of our management’s attention and other resources. The foregoing list of risk factors is not exhaustive. Further information on factors that could affect our financial and other results is included in the filings that SoundHound AI and/or LivePerson filed, or that will be filed, with the U.S. Securities and Exchange Commission.

All forward-looking statements are based on information available to SoundHound AI as of the date hereof, and SoundHound AI assumes no obligation to update any forward-looking statements, except as may be required under applicable securities laws.

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